Exhibit 99.1


                                                           June 14, 2005

BY FAX AND FEDERAL EXPRESS


Competitive Technologies, Inc.
1960 Bronson Road
Fairfield, Connecticut


Ladies and Gentlemen:

      I hereby resign effective today as a member of the Board of Directors of Competitive Technologies, Inc., its subsidiaries and affiliates.

                                                Very truly yours,


                                                /s/ John B. Nano
                                                ----------------
                                                John B. Nano